Exhibit 10.1

EXECUTION COPY

LIMITED WAIVER

LIMITED WAIVER, dated as of August 17, 2016 (this "Waiver"), to the Financing Agreement, dated as of December 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among ITT Educational Services, Inc. (the "Parent" or the "Borrower"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cerberus Business Finance, LLC ("Cerberus"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS, the Loan Parties have informed the Agents and the Lenders that the Parent entered into a Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate, dated as of August 11, 2016 (the “Purchase Agreement”; the transactions contemplated thereby, the “Transactions”), with New River Development, LLC, a copy of which has been furnished to the Agents on or prior to the date hereof;

WHEREAS, the Loan Parties have requested that the Agents and the Lenders waive compliance with certain provisions of the Financing Agreement and other Loan Documents in connection with the Borrower’s execution of the Purchase Agreement and the consummation of the Transactions; and

WHEREAS, the Agents and the Lenders are willing to waive compliance with such provisions on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.  All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Limited Waiver.

(a) As of the Effective Date, the Agents and the Lenders hereby waive compliance with the provisions of the Financing Agreement and each other Loan Document solely to the extent necessary to permit Parent’s execution of the Purchase Agreement and consummation of the Transactions, so long as the Loan Parties prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received by the Loan Parties in connection with the Transactions in accordance with Section 2.05(b)(ii) of the Financing Agreement.

(b) The waivers in this Section 2 shall be effective only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

3. Conditions to Effectiveness.  This Waiver shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the "Effective Date"):

(a) Except for such representations and warranties that are not true and correct as a result of the items waived in Section 2 of this Waiver, if any, the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct (except for such representations and warranties that are not true and correct as a result of the items waived in Section 2 of this Waiver, if any) in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(b) After giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Waiver becoming effective in accordance with its terms.

(c) The Collateral Agent shall have received on or before the Effective Date this Waiver, duly executed by the Loan Parties, each Agent and the Required Lenders.

4. Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby (a) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date, all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Waiver, and (b) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Waiver does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

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5. No Novation.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

6. No Representations by Agents or Lenders.  Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Waiver.

7. Release.  Each Loan Party hereby acknowledges and agrees that:  (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates.  Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies.  Accordingly, for and in consideration of the agreements contained in this Waiver and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Effective Date directly arising out of, connected with or related to this Waiver, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral.  Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

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8. Miscellaneous.

(a) This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Waiver by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Waiver.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

(c) This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Waiver constitutes a "Loan Document" under the Financing Agreement.

(e) Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

ITT EDUCATIONAL SERVICES, INC.

By:	/s/ Rocco F. Tarasi, III
Name: Rocco F. Tarasi, III
Title: EVP & Chief Financial Officer

GUARANTORS:

ESI SERVICE CORP.

By:	/s/ Rocco F. Tarasi, III
Name: Rocco F. Tarasi, III
Title: VP & Treasurer

DANIEL WEBSTER COLLEGE, INC.

By:	/s/ Angela K. Knowlton
Name: Angela K. Knowlton
Title: VP, Treasurer

Limited Waiver

COLLATERAL AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Executive Vice President

ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Executive Vice President

Limited Waiver

LENDERS:

CERBERUS ASRS FUNDING LLC

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Vice President

CERBERUS AUS LEVERED II LP By: CAL II GP LLC, its General Partner

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Vice President

CERBERUS ICQ LEVERED II LLC

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Vice President

CERBERUS ICQ LEVERED LLC

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Vice President

Limited Waiver

CERBERUS KRS LEVERED LLC

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Vice President

CERBERUS N-1 FUNDING LLC

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Vice President

Limited Waiver

CERBERUS OFFSHORE LEVERED II LP
By: COL II GP Inc.,
its General Partner

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Vice President

CERBERUS ONSHORE LEVERED II LLC

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Vice President

CERBERUS SWC LEVERED II LLC By: Cerberus SL GP LLC, its General Partner

By:	/s/ Eric F. Miller
Name: Eric F. Miller
Title: Vice President

Limited Waiver